Exhibit 10.1
AMENDMENT NO. 2 TO CREDIT AGREEMENT AND JOINDER AGREEMENT
     This Amendment No. 2 to Credit Agreement and Joinder Agreement, dated as of July 15, 2011 (this “Amendment”), is entered into by BASIC ENERGY SERVICES, INC., a Delaware corporation (the “Borrower”), the lenders party to the Credit Agreement described below, and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), a Swing Line Lender and an L/C Issuer.
INTRODUCTION
     Reference is made to the Credit Agreement dated as of February 15, 2011 (as modified from time to time, the “Credit Agreement”), among the Borrower, the lenders from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), and the Administrative Agent.
     Pursuant to Section 2.14 of the Credit Agreement, the Borrower has the right to request, subject to the terms and conditions thereof, an increase in the Aggregate Commitments.
     The Borrower has given notice to the Administrative Agent pursuant to Section 2.14 of the Credit Agreement of its request to increase the Aggregate Commitments and its intention to add a new Lender to the Credit Agreement, and certain of the Lenders have severally agreed to increase their respective Commitments on the terms and conditions set forth herein.
     In connection with the foregoing, the Lenders and the Administrative Agent have agreed, on the terms and conditions set forth herein, to make certain amendments to the Credit Agreement.
     THEREFORE, in connection with the foregoing and for other good and valuable consideration, the Borrower, the Lenders, and the Administrative Agent hereby agree as follows:
     Section 1. Definitions; References. Unless otherwise defined in this Amendment, each term used in this Amendment that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.
     Section 2. Amendment of Credit Agreement. The Credit Agreement is hereby amended by replacing Schedule 1.01 in its entirety with Schedule 1.01 attached hereto.
     Section 3. Increase of Commitments. Pursuant to Section 2.14 of the Credit Agreement:
     (a) The Commitment of Bank of America, N.A., is hereby increased from $40,000,000 to $50,000,000;
     (b) The Commitment of Wells Fargo Bank, National Association, is hereby increased from $40,000,000 to $50,000,000;
     (c) The Commitment of Comerica Bank is hereby increased from $25,000,000 to $35,000,000.

     (d) The Commitment of Amegy Bank, N.A., is hereby increased from $20,000,000 to $25,000,000.
     Section 4. Addition of New Lender. Goldman Sachs Bank USA is hereby added to the Credit Agreement as a Lender in accordance with Section 2.14(c) thereof, with a Commitment as provided on Schedule 1.01 attached hereto, and such Lender agrees to be bound by all of the terms and provisions of the Credit Agreement binding on each Lender.
     Section 5. Lender Credit Decision. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender and based on the financial statements referred to in Section 6.01 of the Credit Agreement and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Amendment and to agree to the various matters set forth herein. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement.
     Section 6. Representations and Warranties. The Borrower represents and warrants that (a) the execution, delivery, and performance of this Amendment by each Loan Party are within the corporate or equivalent power and authority of such Loan Party and have been duly authorized by all necessary corporate or other organizational action, (b) this Amendment, and the Credit Agreement as amended hereby, constitute legal, valid, and binding obligations of each Loan Party, enforceable against each Loan Party in accordance with their terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, or similar laws of general applicability affecting the enforcement of creditors’ rights and the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law); (c) the representations and warranties of the Borrower and each other Loan Party contained in each Loan Document are true and correct as of the date of this Amendment, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct as of such earlier date; (d) no Default or Event of Default exists under the Loan Documents; and (e) the Liens under the Security Documents are valid and subsisting.
     Section 7. Effect on Credit Documents. (a) Except as amended herein, the Credit Agreement and all other Loan Documents remain in full force and effect as originally executed. Nothing herein shall act as a waiver of any of the Administrative Agent’s or any Lender’s rights under the Loan Documents as amended, including the waiver of any default or event of default, however denominated. The Borrower acknowledges and agrees that this Amendment shall in no manner impair or affect the validity or enforceability of the Credit Agreement. This Amendment is a Loan Document for the purposes of the provisions of the other Loan Documents. Without limiting the foregoing, any breach of representations, warranties, and covenants under this Amendment may be a default or event of default under the other Loan Documents.
     (b) The Borrower shall prepay any Revolving Credit Loans outstanding on the Revolving Credit Increase Effective Date (and pay any additional amounts required pursuant to Section 3.05 of the Credit Agreement) to the extent necessary to keep the outstanding Revolving Credit Loans ratable with any revised Applicable Percentages arising from any nonratable increase in the Commitments under this Amendment and Borrower may use advances from Lenders having new or increased Commitments for such purpose.
     Section 8. Effectiveness. This Amendment shall become effective, and the Credit Agreement shall be amended as provided for herein, upon the satisfaction of the following conditions:
     (a) the Administrative Agent (or its counsel) shall have received (i) counterparts hereof duly executed and delivered by a duly authorized officer of the Borrower, each Guarantor, and by the Lenders whose consent is required to effect the amendments contemplated hereby;
     (b) the Administrative Agent (or its counsel) shall have received each of the items listed on the Closing Documents List attached hereto as Annex I, each in form and substance reasonably acceptable to the Administrative Agent and, where applicable, duly executed and delivered by a duly authorized officer of each applicable Loan Party; and
     (c) the Administrative Agent shall have received, or shall concurrently receive (i) for the account of each Lender joining the Credit Agreement hereby or increasing its Commitment pursuant hereto that has delivered an executed counterpart of this Amendment to the Administrative Agent (or its counsel) by 2:00 p.m. (Central time) on July 15, 2011, an upfront fee equal to 50 basis points on the amount of such Lender’s new Commitment or the amount by which such Lender’s Commitment is increased under this Amendment, as applicable, and (ii) for the account of the applicable Person, payment of all other fees that have been invoiced and are payable in connection with this Amendment.
     Section 9. Reaffirmation of Guaranty. By its signature hereto, each Guarantor represents and warrants that such Guarantor has no defense to the enforcement of the Guaranty, and that according to its terms the Guaranty will continue in full force and effect to guaranty the Borrower’s obligations under the Credit Agreement and the other amounts described in the Guaranty following the execution of this Amendment.
     Section 10. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
     Section 11. Miscellaneous. The miscellaneous provisions set forth in Article X of the Credit Agreement apply to this Amendment. This Amendment may be signed in any number of counterparts, each of which shall be an original, and may be executed and delivered by telecopier or other electronic imaging means.
     Section 12. ENTIRE AGREEMENT. THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.
[Signature pages follows.]

     EXECUTED as of the first date above written.

BASIC ENERGY SERVICES, INC.
By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
President and Chief Executive Officer

Signature Page to Amendment No. 2 to Credit Agreement

BASIC ENERGY SERVICES GP, LLC
ACID SERVICES, LLC
ADMIRAL WELL SERVICE, INC.
BASIC MARINE SERVICES, INC.
CHAPARRAL SERVICE, INC.
JETSTAR ENERGY SERVICES, INC.
JETSTAR HOLDINGS, INC.
JS ACQUISITION LLC
PERMIAN PLAZA, LLC
PLATINUM PRESSURE SERVICES, INC.
SLEDGE DRILLING CORP.
WILDHORSE SERVICES, INC.
XTERRA FISHING & RENTAL TOOLS CO.

By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
President and Chief Executive Officer

BASIC ENERGY SERVICES LP, LLC, as a Guarantor
By:	/s/ Jerry Tufly
Jerry Tufly
Sole Manager

Signature Page to Amendment No. 2 to Credit Agreement

BASIC ENERGY SERVICES, L.P.

By:	BASIC ENERGY SERVICES GP, LLC, its General Partner

By:	BASIC ENERGY SERVICES, INC., its Sole Member

By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
President

BASIC ESA, INC. FIRST ENERGY SERVICES COMPANY GLOBE WELL SERVICE, INC. HENNESSEY RENTAL TOOLS, INC. LEBUS OIL FIELD SERVICE CO. OILWELL FRACTURING SERVICES, INC. SCH DISPOSAL, L.L.C.
By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
President

TAYLOR INDUSTRIES, LLC
By:	/s/ Kenneth V. Huseman
Kenneth V. Huseman
Chief Executive Officer

Signature Page to Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A., as Administrative Agent

By: Name:	/s/ Michelle D. Diggs Michelle D. Diggs
Title:	Agency Management Officer
Signature Page to Amendment No. 2 to Credit Agreement

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By: Name:	/s/ David A. Batson David A. Batson
Title:	SVP
Signature Page to Amendment No. 2 to Credit Agreement

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Bobby Hamilton
Name:	Bobby Hamilton
Title:	Vice President
Signature Page to Amendment No. 2 to Credit Agreement

WELLS FARGO BANK, NATIONAL ASSOCIATION

By: Name:	/s/ Donald W. Herrick Jr. Donald W. Herrick Jr.
Title:	Director
Signature Page to Amendment No. 2 to Credit Agreement

AMEGY BANK, N.A.

By: Name:	/s/ Scott Collins Scott Collins
Title:	Vice President
Signature Page to Amendment No. 2 to Credit Agreement

COMERICA BANK

By: Name:	/s/ Gary Culbertson Gary Culbertson
Title:	Vice President
Signature Page to Amendment No. 2 to Credit Agreement

GOLDMAN SACHS BANK USA

By:	/s/ Mark Walton
Name:	Mark Walton
Title:	Authorized Signatory
Signature Page to Amendment No. 2 to Credit Agreement

SCHEDULE 1.01
COMMITMENTS
AND APPLICABLE PERCENTAGES

		Revolving Credit
	Revolving Credit	Applicable
Lender	Commitment	Percentage
Bank of America, N.A.	$50,000,000	22.222222222%
Capital One, National Association	$40,000,000	17.777777778%
Wells Fargo Bank, National Association	$50,000,000	22.222222222%
Comerica Bank	$35,000,000	15.555555556%
Amegy Bank, N.A.	$25,000,000	11.111111111%
Goldman Sachs Bank USA	$25,000,000	11.111111111%

TOTAL	$225,000,000	100.000000000%

Schedule 1.01

ANNEX 1
[See attached.]
Annex 1